Exhibit 4.50

Exclusive Assets Purchase Agreement

This Exclusive Assets Purchase Agreement (this “Agreement ”), dated July 31, 2019, is made in Guangzhou, the People’s Republic of China (the “ PRC ”), by and between:

A.          Guangzhou Wangxing Information Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China (the “ WFOE ”);

B.          Chengdu Yunbu Internet Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China (the “ Domestic Company ”); and

C.          Jianqiang Hu, an individual with PRC nationality, ID Card number  * (the “Shareholder ”);

Domestic Company, WFOE and Shareholder shall be hereinafter individually referred to as a “Party”; collectively, the “Parties”.

PREAMBLE

The Domestic Company is a company specified in providing network technology, computer technology development, technical services; software development; electronic products, communication equipment, industrial automation control equipment technology development; technology intermediary services; electronic information technology services; animation design; power technology services; information system integration services; information technology consulting Services; data processing and storage services; sales: recreational equipment and entertainment supplies, cultural supplies (excluding books, newspapers, audiovisual products and electronic publications), electronic products, luggage, trinkets, small gifts (excluding licensed items), electrical equipment, arts and crafts (except ivory and its products), software, textiles and knitwear, clothing, stationery; ticketing agents; human resources agencies services (without relevant administrative permits, no business activities are allowed); organizing artistic exchange activities; literary and artistic creation; radio and television program production (without relevant administrative licenses, no business activities are allowed); value-added telecommunications business operations (without relevant administrative licenses, no business activities are allowed) (collectively, the “ Business ”). The Shareholder holds 99% of the equity interest in the registered capital of the Domestic Company.

The Domestic Company has agreed to grant WFOE an exclusive purchase right (the “ Purchase Right ”) to purchase the assets of the Domestic Company being used or to be used in the operation of its Business (the “ Assets ”), regardless of whether such Assets are the assets currently owned by the Domestic Company, or owned by the Domestic Company by the time WFOE exercise its exclusive Purchase Right. Such assets include all tangible or intangible assets, machines, devices, instrument and components, real estates, intellectual property, technical know-how, client list, seller list, and other articles which is capable to allow WFOE operate the Business in the same way as the Domestic Company, which are particularly suitable and mainly used for the operation of the Business.

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.         DEFINITIONS AND INTERPRETATIONS

1.1       Definitions. Unless otherwise provided, in this Agreement:

Assets has the meaning assigned to it in the Preamble.

Assets Transfer Date has the meaning assigned to it in Section 5.2.

Business has the meaning assigned to it in the Preamble.

Domestic Company’s PoA has the meaning assigned to it in Section 5.2.

China means the People’s Republic of China.

Damages has the meaning assigned to it in Section 9.2.

Designated Person has the meaning assigned to it in Section 2.1.

Dispute has the meaning assigned to it in Section 14.2.

Encumbrance means any mortgage, charge, pledge, lien, assign, hypothecation, security interest, retention of title, option, preemptive right, right of first refusal, constraint, third party right or interest, any type of favorable arrangement (including transfer or retention of title that has similar effect), any type of other security agreement, arrangement, burden of right or dissent, or any agreement that sets forth above burden of right.

Exclusive Option Agreement means the Exclusive Option Agreement entered into on the same day of this Agreement by and between WFOE, Domestic Company and Shareholder, according to which the Domestic Company agrees to grant an exclusive option of purchasing its equity interest to WFOE.

Exercise Notice has the meaning assigned to it in Section 5.1.

Force Majeure Event has the meaning assigned to it in Section 10.1.

Governmental Approval means all license, permit, approval, ratification, consent, waiver or registration required or issued by PRC government authorities.

Purchase Right has the meaning assigned to it in the Preamble.

RMB means Renminbi, the official currency of PRC.

Shareholder’s PoA has the meaning assigned to it in Section 5.1.

Shareholder’s Resolution has the meaning assigned to it in Section 5.2.

Term has the meaning assigned to it in Section 16.3.

1.2      Headings. All headings in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

1.3      Interpretations. Unless otherwise provided, below words, expressions and references shall have the following meanings:

(a)      When referring to the terms and exhibits of this Agreement, it shall also include such terms and exhibits as amended from time to time.

(b)      When referring to this Agreement or other agreement or document, it shall also include the modifications, remarks or supplements to this Agreement or other agreement or document from time to time.

(c)      When referring to any law or statutory provision, it shall also include any revision, extension, combination or replacement related to such law or provision, and any law or provision that revise, extend, combine or replace the first law or provision, and also include orders, ordinances, instructions or other subordinate legislation promulgated in accordance with relevant law or provisions.

(d)       Singular form shall also include plural form and vice versa.

(e)       Person include individual, proprietorship, partnership, joint venture, company, joint-stock company, unincorporated organization, state and government organs, and its assignee, transferee or successor.

(f)       Include and especially are special terms for description or emphasis purposes only, and shall not limit any provision in any way.

(g)       This Agreement is drafted jointly by the Parties. No narrow interpretation rule shall be applied to any Party.

2.         THE PURCHASE RIGHT

2.1       During the Term of this Agreement, upon written request of WFOE, the Domestic Company hereby irrevocably agrees to sell the Assets to WFOE, or any Person designated by WFOE (the “ Designated Person ”).

2.2      Pursuant to the above Section 2.1, any Person or entity other than WFOE has no right or option to purchase the Assets, and has no current or future right or option to hold such Assets.

2.3      The Shareholder hereby undertakes, accepts and approves to grant such Purchase Right to WFOE.

3.        CONSIDERATION

3.1      If WFOE exercises the Purchase Right and option to purchase the Assets and the equity interest (the “ Equity Interest ”) as provided under the Exclusive Option Agreement (the “ Exclusive Option Agreement ”), the aggregate amount of the purchase price of both the equity interest and the assets shall be RMB100.

4.        NO ASSUMPTION OF LIABILITY

4.1      WFOE shall not assume, perform or be responsible for any obligations or debts, including (i) the obligations or debts owed by the Domestic Company to its creditors or shareholders; (ii) any obligation or debt of the Domestic Company related to any transaction; (iii) tax or other obligations or debts of the Domestic Company arising from the grant of the Purchase Right and the sales of Assets pursuant to this Agreement and the Assets Transfer Agreement annexed hereto as Exhibit 2; or (iv) contingent obligations or debts of the Domestic Company.

5.        EXERCISE OF PURCHASE RIGHT

5.1      Notice of Exercising the Purchase Right. After the execution of this Agreement, WFOE may at any time notify the Domestic Company by written notice (the “Exercise Notice ”) to exercise the Purchase Right. The Exercise Notice shall state clearly (a) the decision of WFOE to exercise the Purchase Right; (b) the list of assets that WFOE decided to purchase from the Domestic Company; (c) the date of the purchase of the Assets.

5.2      Transfer of Assets. The Domestic Company shall, within five (5) business days after WFOE sends the Exercise Notice (the “Assets Transfer Date”), and pursuant to the instructions in such Exercise Notice, transfer the Assets to WFOE or Designated Person. The Domestic Company shall procure WFOE or Designated Person to be the only legal owner of the Assets, without any lien or encumbrances in any form, and shall assist in transferring the title of the Assets to WFOE or Designated Person through below procedures:

(a)       The Domestic Company shall execute an Assets Transfer Agreement (the “Assets Transfer Agreement”) on the same day of the execution of this Agreement. The Assets Transfer Agreement shall (i) be executed in the form and format given in the Exhibit 2 of this Agreement; and (ii) be made in two (2) duplicates. If WFOE nominates a Designated Person as the purchaser, the Parties agree to execute and deliver to WFOE all necessary documents and perform other actions reasonably requested by WFOE to ensure the transfer to such Designated Person.

(b)       The Domestic Company shall execute a Power of Attorney (the “ Domestic Company’s PoA ”) in the form of Exhibit 3 on the same day of the execution of this Agreement, to authorize WFOE (including WFOE and the Designated Person) to fill in the date and relevant information on the aforementioned Assets Transfer Agreement, and to authorize WFOE to keep such document.

(c)       The Domestic Company shall deliver to WOFE (i) bill of sale, endorsement, assign, and other due and adequate documents of assign and transfer which contain complete assurance of title, to grant WFOE or the Designated Person a due, absolute and marketable title of assets, without any lien or Encumbrances; and (ii) all other data in relation to the Assets and its operation.

(d)       When delivering the documents provided in above paragraph (c), the Domestic Company shall also take all measures to ensure the actual possession, operation and control of WFOE or the Designated Person over the Assets, including executing all other necessary agreements or documents, and obtaining all necessary government permits and approvals.

(e)       The Domestic Company shall pay all tax and expenses in relation to the transfer, assign, transmission and delivery of the Assets, including due and payable sales tax, transfer tax, filing fee, usage tax, registration fee, etc.

(f)       After the Assets Transfer Date, upon the request of WFOE or the Designated Person, the Domestic Company shall execute and deliver to WFOE or the Designated Person other documents of assign and transfer, and take other measures as reasonably requested by WFOE or the Designated Person, to facilitate the assign and transfer of the Assets to WFOE or the Designated Person, and ensure the possession by WFOE or the Designated Person of such Assets.

(g)      The Shareholder shall execute a shareholder’s resolution (the “ Shareholder’s Resolution ”) on the same day of the execution of this Agreement, to approve the transfer of the Assets to WFOE. The Shareholder’s Resolution shall (i) be executed in the form and format given in the Exhibit 1 of this Agreement; and (ii) be made in two (2) duplicates. If WFOE nominates a Designated Person as the purchaser, the Parties agree to execute and deliver to WFOE or Designated Person all necessary documents and perform other actions reasonably requested by WFOE or Designated Person to ensure the transfer to such Designated Person.

(h)      The Shareholder shall execute a Power of Attorney on the same day of the execution of this Agreement, to authorize WFOE (including WFOE and the Designated Person) to fill in the date and relevant information on the aforementioned Shareholder’s Resolution, and to authorize WFOE to keep such document.

(i)       The Parties hereto shall execute all other necessary agreements or documents, obtain all necessary government permits and approvals; take all other necessary measures to ensure the effective transfer of the ownership of the Assets to WFOE or Designated Person.

(j)        If all or part of the provisions of this Agreement or its exhibits are judged invalid in accordance with PRC laws or regulations, the Parties shall enter into other valid and effective agreement, resolution or document to achieve the same legal and economic effects as this Agreement.

6.        REPRESENTATIONS AND WARRANTIES

6.1      Reliance Confirmation. The Domestic Company hereby confirms that WFOE entered in to this Agreement entirely relying on the representations and warranties made under this Section 6.

6.2      Representations and Warranties. The Domestic Company represents and warrants to WFOE as follows:

(a)       The Domestic Company is a company legally registered and validly existing in accordance with the PRC laws and is competent and has obtained the relevant powers and authorizations for owning, operating and leasing its assets and properties and engaging in its current business. The Domestic Company has obtained all necessary and appropriate approvals and authorizations require for the execution and performance of this Agreement. The execution, delivery and performance of this Agreement will not (i) conflict with the articles of association, bylaws and other constitutional documents of the Domestic Company; (ii) conflict with any contract or document entered into by, and binding upon, the Transferor and the Domestic Company, or result in any default under such contract or document; (iii) be in contrary to any issuing and/or retaining condition of the licenses or permits issued to the Domestic Company; (iv) result in the revocation, seizure or appendance of additional conditions to any license or permit issued to the Domestic Company; and (v) breach any law of PRC.

(b)       The Domestic Company is competent in executing and performing this Agreement. The Domestic Company has obtained all necessary and appropriate approvals and authorizations require for the execution and performance of this Agreement.

(c)       This Agreement, subject to its terms, constitutes the Domestic Company’s legal, valid and binding obligations, and shall be enforceable against it.

(d)       To the best knowledge of the Domestic Company, and unless the Domestic Company discloses to the other Parties in writing, the Domestic Company is currently not involved in any disputes, litigations, arbitrations, administrative litigations or any other legal proceedings, and the Domestic Company is not constrained by any potential disputes, litigations, arbitrations, administrative litigations or any other legal proceedings;

(e)       Except for debts arising from the ordinary business of the Domestic Company and the debts already disclosed to, and approved in writing by, WFOE, the Domestic Company has no other outstanding debts;

(f)       Except for the exclusive purchase right granted to WFOE under this Agreement, the Domestic Company has not pledge, assign or by any other means dispose its Assets to any third party, unless within its ordinary course of business;

(g)      The Domestic Company is the sole legitimate and registered beneficial owner of the Assets; and

(h)      The Domestic Company has good and marketable title over the Assets with no lien or other security interests, except for the exclusive purchase right granted to WFOE under this Agreement.

6.3      Repeated Application. After the execution of this Agreement, the representations and warranties provided in Section 6.2 of this Agreement shall be continuously valid. Such representations and warranties shall be deemed as true and valid representations and warranties throughout the Term of this Agreement.

7.        AFFIRMATIVE COVENANTS

7.1      During the Term of this Agreement, the Domestic Company irrevocably undertakes as follows:

(a)       It shall prudently and effectively operate the business of the Domestic Company and handle the company’s matters, maintain the existence of the Domestic Company in line with good financial and commercial standard and practice;

(b)      The Domestic Company shall comply with the provisions of this Agreement, and shall not make any action or omission that may affect the existence or enforceability of this Agreement;

(c)      The Domestic Company shall immediately notify WFOE in writing of any litigation, arbitration or administrative proceedings related to the Assets upon such litigation, arbitration or administrative proceedings is initiated or is threatened to be initiated;

(d)      With regard to all claims other than the enforcement of this Agreement, the Domestic Company shall execute all necessary or appropriate documents, file all necessary or appropriate proceedings, make, or authorize WFOE or its Designated Persons upon WFOE’s request to make, all necessary or appropriate defense, and take any and all other necessary appropriate measures, to ensure the ownership of the Domestic Company in the Assets;

(e)       The Domestic Company shall immediately notify WFOE of any event which may possibly affect the entirety or enforceability of the Purchase Right of WFOE, or may possibly affect the obligation or security provided by the Domestic Company under this Agreement;

(f)       The Domestic Company shall not make any action or omission that may affect the operation and assets value of the Domestic Company during the Domestic Company’s ordinary operation of the entire business of the Domestic Company;

(g)      The Domestic Company shall provide relevant documents regarding the operation and financial conditions of the Domestic Company upon WFOE’s request;

(h)       If required by WFOE, the Domestic Company shall purchase and retain insurances for the assets and business of the Domestic Company with the insurance companies qualified by WFOE. The amount and type of insurances shall be consistent with those purchased by the companies of the same class;

(i)       The Domestic Company shall not distribute dividends to shareholders in any way without prior written consent of WFOE. However, upon the request of WFOE, the Domestic Company shall immediately distribute all distributable profit to the shareholders, after which such shareholders shall pay or transfer such distribution to WFOE or companies designated by WFOE unconditionally; and

(j)       In accordance with the request of WFOE and subject to the laws of China, appoint any Person designated by WFOE to be the legal representative, director or senior officers of the Domestic Company.

8.        NEGATIVE COVENANTS

8.1      During the Term of this Agreement, the Domestic Company irrevocably undertakes not to:

(a)       In any way, whether directly or indirectly, sell, contract to sell, transfer, charge or dispose the Assets, or set security interest against such Assets, except for selling or transferring to WFOE or its Designated Person in line with this Agreement;

(b)      Without prior written consent of WFOE, supplement, change or revise of the articles of association and bylaws, increment or decrement of registered capital, or change the share structure, of the Domestic Company in any way;

(c)      Without prior written consent of WFOE, assume, succeed, guarantee or accept any debt, except for (i) debts arising from ordinary or daily operation, which are not in the form of a loan; (ii) debts disclosed to and approved in writing by the Transferee;

(d)      Without prior written consent of WFOE, execute any material contract, except for those executed in the ordinary course of business;

(e)      Without prior written consent of WFOE, extend any loan or facility to any Person, except for those extended in the ordinary course of business;

(f)       Without prior written consent of WFOE, merge with or be acquired by any Person, or acquire or invest in any Person.

8.2      The Domestic Company agrees that the rights obtained by WFOE under this Agreement shall not be interrupted or impaired by any legal proceedings initiated by the Domestic Company, its successors or its representatives.

9.        INDEMNIFICATION

9.1      The Domestic Company hereby agrees to indemnify and hold harmless WFOE from any damage if WFOE incurs any damage due to below matters:

(a)       The Domestic Company makes false representations and warranties under this Agreement;

(b)       The Domestic Company breaches its undertakings under this Agreement; and

(c)       Any obligation or debt of the Domestic Company that becomes or is about to become mature and may affect the Assets, regardless of whether such obligation or debt is aggregated, absolute, contingent or in other form.

9.2       In this Agreement, Damages includes any claim, litigation, order, loss, cost, expense, (joint) liability, fine and damages, including legal fees arising from investigations or avoidance of investigation.

10.       FORCE MAJEURE

10.1     If any Party delays or fails to perform its obligation hereunder due to fire, strike, embargo, government requirement, military action, terrorist assault or terrorist threats, action of God or other exceptional situation that cannot be overcome or avoided by the Parties and cannot be foreseen by the

Party alleged to be affected by such force majeure when entering this Agreement (each a “Force Majeure Event”), such Party shall not be liable. If a Force Majeure Event takes place, the Party being affected shall immediately notify the other Party; during the existence of the Force Majeure Event, the Party being affected shall suspend its performance of this Agreement, and the time for performance after the Force Majeure Event is ended for the Party being affected shall be extended accordingly, the period extended shall be equal to the period of the existence of the Force Majeure Event. The Party being affected shall notify the other Party in writing within fifteen (15) days after it becomes aware of such Force Majeure Event, to describe the nature of the Force Majeure Event and the estimated period it may last. Furthermore, the affected Party shall make commercially reasonable endeavor to reduce the impact of such Force Majeure Event.

11.       NOTICE

11.1     All the notices and other communications pursuant to this Agreement shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

(a)           Notices given in person, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt, refusal or returned for any reason at the address specified for notices.

(b)          Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

11.2    All the notices and other communications required by or sent pursuant to this Agreement shall be delivered to the following address or facsimile number of relevant Party by telegraph, facsimile or post:

(a)       If send to the Domestic Company:

Address: 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu

Telephone:

Attention: Qunhua Ding

(b)       If send to WFOE:

Address: 24/F, Building B-1, North Block of Wanda Plaza, No. 79 Wanbo Er Road, Panyu District, Guangzhou,

Telephone:

Attention: Jianqiang Hu

(c)       If send to Jianqiang Hu:

Address: ******

Telephone: ******

Attention: ******

12.      TRANSFER AND ASSIGN

12.1    Unless with the prior written consent of WFOE, the Domestic Company has no right to transfer or assign any of its rights and obligations hereunder.

12.2    This Agreement shall be binding upon the Domestic Company and its successors and assigns permitted by WFOE, and is enforceable by WFOE and its successors and assigns.

12.3    If WFOE is restructured for whatever reason, upon the request of WFOE, the Domestic Company shall enter into a new agreement containing the content substantially same to the terms and conditions of this Agreement with the restructured WFOE.

13.       CONFIDENTIALITY

13.1     Each Party recognizes and confirms this Agreement, the content of this Agreement, and any and all oral and written information exchanged among them for the preparation and performance of this Agreement shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (a) is or becomes available to the public other than as a result of disclosure by the receiving Party in violation of this Contract, or (b) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (c) any information disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach.

13.2      This Section 13 shall survive the termination of this Agreement and remain in effect for two (2) years of such termination.

14.       GOVERNING LAW AND RESOLUTION OF DISPUTES

14.1     Governing Law. This Agreement, including the validity, rights and obligations of both Parties under this Agreement, shall be governed by and construed in accordance with the laws of China.

14.2     Dispute Resolution. The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement, including disputes related to the existence, validity, interpretation or termination (the “Dispute ”), through friendly consultations. If a Dispute is not resolved through friendly consultations within thirty (30) days from the date a Party gives the other Party written notice of the Dispute, then each Party may submit the dispute to Guangzhou Arbitration Commission for arbitration in accordance with then effective arbitration rules. The number of arbitrators shall be one. If the Parties reject the assignment of arbitrator within twenty (20) days after any Party gives the notice of arbitration, Guangzhou Arbitration Commission shall assign another arbitrator. The arbitration shall be conducted in Guangzhou in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

15.       AMENDMENT AND WAIVER

15.1     Amendment. Any amendment to this Agreement shall be made in writing, and only takes effect after the execution by all Parties hereunder. The amendments and supplements duly executed by all the Parties constitute an integral part of this Agreement, and have the same legal effectiveness as this Agreement.

15.2     No Implied Waivers. To protect the rights and interests of WFOE, when necessary, WFOE may exercise the rights under this Agreement at any time, as such rights are in addition to any right provided by law to WFOE. Unless expressly waived in writing by WFOE, the rights of WFOE shall not be waived. Any delay in exercising its rights by WFOE shall not constitute the waiver of such right.

16.       MISCELLANEOUS PROVISIONS

16.1     Further Assurances. On a legitimate and feasible basis, the Parties hereto agree to use all usable rights or powers and through reasonable endeavor to execute all necessary documents and do all such other things to ensure the completely, timely compliance and performance of the provisions and principles of this Agreement.

16.2     Entire Agreement. This Agreement constitutes the entire agreement reached among the Parties relating to the Option hereof, and supersedes in their entirety all prior written and oral agreements and understandings among the Parties relating to the subject matter hereof. The exhibits are incorporated into this Agreement through reference and constitute an integral part of this Agreement.

16.3     Termination. This Agreement shall enter into its effectiveness upon execution, and remain effective, unless terminated by WFOE at its own discretion by sending a thirty (30) days prior written notice to other Parties (the “Term”).

16.4     Severability and Replacement. If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected in any aspect. The Parties shall in good faith, endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties, to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

16.5     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any Party whose signature appears thereon, and all of which together shall constitute one and the same instrument. Counterparts delivered through email attachments or facsimile photocopies shall be deemed as effective deliveries.

16.6     Language. This Agreement is executed in the Chinese language.

(The remainder of this page left blank intentionally)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Guangzhou Wangxing Information Technology Co., Ltd.

Signatory:	/s/ Jianqiang Hu

Name: Jianqiang Hu

Title: Legal Representative

Chengdu Yunbu Internet Technology Co., Ltd.

Signatory:	/s/ Qunhua Ding

Name: Qunhua Ding

Title: Legal Representative

Jianqiang Hu
/s/ Jianqiang Hu

EXHIBIT 1

CHENGDU YUNBU INTERNET TECHNOLOGY CO., LTD.

SHAREHOLDER’S RESOLUTION

The undersigned, being all shareholder of Chengdu Yunbu Internet Technology Co., Ltd. (a limited liability company duly incorporated under PRC laws, hereinafter referred to as the “Company”) and in accordance with the authorization of the Articles of Association of the Company, hereby unanimously approves below resolutions:

IT IS RESOLVED that the Company is hereby authorized to enter into the Assets Transfer Agreement dated ____ ____, 20__ by and between the Company and WFOE and to perform all obligations thereunder; and

IT IS FURTHER RESOLVED that ________ is hereby authorized to execute all documents needed for applying for the government approval on the execution and performance of the Assets Transfer Agreement. In addition, such authorized person is authorized to do anything he considers appropriate and necessary, at his own discretion, for the intent and purpose of implementing this resolution.

IN WITNESS WHEREOF, the signatory signed above resolutions on the ___day of ___, 20__.

Jianqiang Hu

Qunhua Ding

EXHIBIT 2

Assets Transfer Agreement

This Assets Transfer Agreement (this “Agreement”) is made on the ___ day of ___, 20__, by and between:

A.       Chengdu Yunbu Internet Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China (the “ Seller ”) ; and

B.       Guangzhou Wangxing Information Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China (the “ Purchaser ”) .

Seller and Purchaser shall be hereinafter individually referred to as a “Party”; collectively, the “Parties”.

PREAMBLE

(A)      The Seller is a company specified in providing network technology, computer technology development, technical services; software development; electronic products, communication equipment, industrial automation control equipment technology development; technology intermediary services; electronic information technology services; animation design; power technology services; information system integration services; information technology consulting Services; data processing and storage services; sales: recreational equipment and entertainment supplies, cultural supplies (excluding books, newspapers, audiovisual products and electronic publications), electronic products, luggage, trinkets, small gifts (excluding licensed items), electrical equipment, arts and crafts (except ivory and its products), software, textiles and knitwear, clothing, stationery; ticketing agents; human resources agencies services (without relevant administrative permits, no business activities are allowed); organizing artistic exchange activities; literary and artistic creation; radio and television program production (without relevant administrative licenses, no business activities are allowed); value-added telecommunications business operations (without relevant administrative licenses, no business activities are allowed) (collectively, the “ Business ”).

(B)      The Seller has agreed to sell the assets of the Seller being used or to be used in the operation of its Business (the “ Assets ”), regardless of whether such Assets are the assets currently owned by the Seller, or owned by the Seller by the time the Purchaser exercise its exclusive Purchase Right. Such assets include all tangible or intangible assets, machines, devices, instrument and components, real estates, intellectual property, technical know-how, client list, seller list, and other articles which is capable to allow WFOE operate the Business in the same way as the Domestic Company, which are particularly suitable and mainly used for the operation of the Business; the Purchaser agrees to purchase the same.

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.         TRANSFER OF ASSETS

The Seller hereby agrees to sell all Assets and all related rights, title and interests in such Assets (as listed in Exhibit 1) without any encumbrances pursuant to the terms and conditions of this Agreement and the Exclusive Assets Purchase Agreement entered into by and between the Seller and Purchaser date ___ ___, 20__. The Purchaser hereby agrees to accept such transfer.

2.         TRANSFER PRICE

The Purchaser shall pay to the Seller or its representative the transfer price in an amount of RMB ________ (the “Transfer Price”).

3.        EXCLUSION OF LIABILITY

For the avoidance of doubt, the Purchaser shall not bear any liability in relation to below circumstances:

(a)       Assets existing at or before the closing of the transfer, including any undue or payable amount of the Seller in acquiring any of the Assets;

(b)      Any liability of default, negligence, breach of duty or other liability owed to third party due to the action, omission, negligence or default of the Seller and its employee, agent or representative; or

(c)       Any fee and expenses in relation to the Assets payable by the Seller.

4.        LIABILITY OF DEFAULT

Any Party shall be liable for all direct and indirect damages or losses arising from its breach of obligations under this Agreement.

5.        TRANSFER OF THE AGREEMENT

(a)       Unless with the prior written consent of the Purchaser, the Seller has no right to transfer or assign any of its rights and obligations hereunder.

(b)      This Agreement shall be binding upon the Seller and its successors and assigns permitted by Purchaser, and is enforceable by Purchaser and its successors and assigns.

(c)       If the Purchaser is restructured for whatever reason, upon the request of the Purchaser, the Seller shall enter into a new agreement containing the content substantially same to the terms and conditions of this Agreement with the restructured Purchaser.

6.         EFFECTIVENESS

This Agreement shall enter into its effectiveness upon execution.

7.         GOVERNING LAW

This Agreement, including its validity, rights and obligations of the Parties hereunder, shall be governed by and construed in accordance with the laws of the PRC.

8.         DISPUTE RESOLUTION

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement, including disputes related to the existence, validity, interpretation or termination (the “ Dispute ”), through friendly consultations. If a Dispute is not resolved through friendly consultations within thirty (30) days from the date a Party gives the other Party written notice of the Dispute, then each Party may submit the dispute to Guangzhou Arbitration Commission for arbitration in accordance with then effective arbitration rules. The number of arbitration shall be one. If the Parties reject the assignment of arbitrator within twenty (20) days after any Party gives the notice of arbitration, Guangzhou Arbitration Commission shall assign another arbitrator. The arbitration shall be conducted in Guangzhou in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

9.         LANGUAGE

This Agreement is executed in the Chinese language.

10.       MISCELLANEOUS PROVISIONS

Being reasonably requested by the Purchaser, the Seller agrees to execute and deliver other documents and take other measures to perform its obligations as the Seller under this Agreement, and perfect all transfer procedures and requirements.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any Party whose signature appears thereon, and all of which together shall constitute one and the same instrument. Counterparts delivered through email attachments or facsimile photocopies shall be deemed as effective deliveries.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SELLER: Chengdu Yunbu Internet Technology Co., Ltd.

Signatory:

Name: Qunhua Ding

Title: Legal Representative

PURCHASER: Guangzhou Baiguoyuan Information Technology Co., Ltd.

Signatory:

Name: Jianqiang Hu

Title: Legal Representative

EXHIBIT 3

Power of Attorney

WHEREAS:

Chengdu Yunbu Internet Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China (the “ Domestic Company ”), Jianqiang Hu, an individual with PRC nationality, ID Card number * (the “ Transferor ”), and Guangzhou Wangxing Information Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China (the “ WFOE ”) have entered into an Exclusive Assets Purchase Agreement on [  ], 2019 (the “ Exclusive Assets Purchase Agreement ”).

THEREFORE:

The Domestic Company hereby irrevocably authorizes WFOE (including WFOE and its Designated Person) to fill in the date and relevant information in the Assets Transfer Agreement under the Exclusive Assets Purchase Agreement, and authorizes WFOE to retain such document.

The Shareholder hereby irrevocably authorized WFOE (including WFOE and its Designated Person) to fill in the date and relevant information in the Shareholder’s Resolution under the Exclusive Assets Purchase Agreement, and authorizes WFOE to retain such document.

This Power of Attorney shall become continuously effective from ___ ___, 20__ and shall not be revoked.

(The remainder of this page left blank intentionally)

This page being the execution page of the Power of Attorney.

DOMESTIC COMPANY: Chengdu Yunbu Internet Technology Co., Ltd.

Signatory:

Name: Qunhua Ding

Title: Legal Representative

SHAREHOLDER: Jianqiang Hu

(Signature)

Exclusive Assets Purchase Agreement

This Exclusive Assets Purchase Agreement (this “Agreement ”), dated July 31, 2019, is made in Guangzhou, the People’s Republic of China (the “ PRC ”), by and between:

A.        Guangzhou Wangxing Information Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China (the “ WFOE ”);

B.        Chengdu Yunbu Internet Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China (the “ Domestic Company ”); and

C.       Qunhua Ding, an individual with PRC nationality, ID Card number *  (the “Shareholder ”);

Domestic Company, WFOE and Shareholder shall be hereinafter individually referred to as a “Party”; collectively, the “Parties”.

PREAMBLE

The Domestic Company is a company specified in providing network technology, computer technology development, technical services; software development; electronic products, communication equipment, industrial automation control equipment technology development; technology intermediary services; electronic information technology services; animation design; power technology services; information system integration services; information technology consulting Services; data processing and storage services; sales: recreational equipment and entertainment supplies, cultural supplies (excluding books, newspapers, audiovisual products and electronic publications), electronic products, luggage, trinkets, small gifts (excluding licensed items), electrical equipment, arts and crafts (except ivory and its products), software, textiles and knitwear, clothing, stationery; ticketing agents; human resources agencies services (without relevant administrative permits, no business activities are allowed); organizing artistic exchange activities; literary and artistic creation; radio and television program production (without relevant administrative licenses, no business activities are allowed); value-added telecommunications business operations (without relevant administrative licenses, no business activities are allowed) (collectively, the “ Business ”). The Shareholder holds 1% of the equity interest in the registered capital of the Domestic Company.

The Domestic Company has agreed to grant WFOE an exclusive purchase right (the “ Purchase Right ”) to purchase the assets of the Domestic Company being used or to be used in the operation of its Business (the “ Assets ”), regardless of whether such Assets are the assets currently owned by the Domestic Company, or owned by the Domestic Company by the time WFOE exercise its exclusive Purchase Right. Such assets include all tangible or intangible assets, machines, devices, instrument and components, real estates, intellectual property, technical know-how, client list, seller list, and other articles which is capable to allow WFOE operate the Business in the same way as the Domestic Company, which are particularly suitable and mainly used for the operation of the Business.

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.         DEFINITIONS AND INTERPRETATIONS

1.1       Definitions. Unless otherwise provided, in this Agreement:

Assets has the meaning assigned to it in the Preamble.

Assets Transfer Date has the meaning assigned to it in Section 5.2.

Business has the meaning assigned to it in the Preamble.

Domestic Company’s PoA has the meaning assigned to it in Section 5.2.

China means the People’s Republic of China.

Damages has the meaning assigned to it in Section 9.2.

Designated Person has the meaning assigned to it in Section 2.1.

Dispute has the meaning assigned to it in Section 14.2.

Encumbrance means any mortgage, charge, pledge, lien, assign, hypothecation, security interest, retention of title, option, preemptive right, right of first refusal, constraint, third party right or interest, any type of favorable arrangement (including transfer or retention of title that has similar effect), any type of other security agreement, arrangement, burden of right or dissent, or any agreement that sets forth above burden of right.

Exclusive Option Agreement means the Exclusive Option Agreement entered into on the same day of this Agreement by and between WFOE, Domestic Company and Shareholder, according to which the Domestic Company agrees to grant an exclusive option of purchasing its equity interest to WFOE.

Exercise Notice has the meaning assigned to it in Section 5.1.

Force Majeure Event has the meaning assigned to it in Section 10.1.

Governmental Approval means all license, permit, approval, ratification, consent, waiver or registration required or issued by PRC government authorities.

Purchase Right has the meaning assigned to it in the Preamble.

RMB means Renminbi, the official currency of PRC.

Shareholder’s PoA has the meaning assigned to it in Section 5.1.

Shareholder’s Resolution has the meaning assigned to it in Section 5.2.

Term has the meaning assigned to it in Section 16.3.

1.2      Headings. All headings in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

1.3      Interpretations. Unless otherwise provided, below words, expressions and references shall have the following meanings:

(a)      When referring to the terms and exhibits of this Agreement, it shall also include such terms and exhibits as amended from time to time.

(b)      When referring to this Agreement or other agreement or document, it shall also include the modifications, remarks or supplements to this Agreement or other agreement or document from time to time.

(c)       When referring to any law or statutory provision, it shall also include any revision, extension, combination or replacement related to such law or provision, and any law or provision that revise, extend, combine or replace the first law or provision, and also include orders, ordinances, instructions or other subordinate legislation promulgated in accordance with relevant law or provisions.

(d)      Singular form shall also include plural form and vice versa.

(e)      Person include individual, proprietorship, partnership, joint venture, company, joint-stock company, unincorporated organization, state and government organs, and its assignee, transferee or successor.

(f)       Include and especially are special terms for description or emphasis purposes only, and shall not limit any provision in any way.

(g)      This Agreement is drafted jointly by the Parties. No narrow interpretation rule shall be applied to any Party.

2.        THE PURCHASE RIGHT

2.1      During the Term of this Agreement, upon written request of WFOE, the Domestic Company hereby irrevocably agrees to sell the Assets to WFOE, or any Person designated by WFOE (the “ Designated Person ”).

2.2      Pursuant to the above Section 2.1, any Person or entity other than WFOE has no right or option to purchase the Assets, and has no current or future right or option to hold such Assets.

2.3      The Shareholder hereby undertakes, accepts and approves to grant such Purchase Right to WFOE.

3.        CONSIDERATION

3.1      If WFOE exercises the Purchase Right and option to purchase the Assets and the equity interest (the “ Equity Interest ”) as provided under the Exclusive Option Agreement (the “ Exclusive Option Agreement ”), the aggregate amount of the purchase price of both the equity interest and the assets shall be RMB100.

4.        NO ASSUMPTION OF LIABILITY

4.1      WFOE shall not assume, perform or be responsible for any obligations or debts, including (i) the obligations or debts owed by the Domestic Company to its creditors or shareholders; (ii) any obligation or debt of the Domestic Company related to any transaction; (iii) tax or other obligations or debts of the Domestic Company arising from the grant of the Purchase Right and the sales of Assets pursuant to this Agreement and the Assets Transfer Agreement annexed hereto as Exhibit 2; or (iv) contingent obligations or debts of the Domestic Company.

5.        EXERCISE OF PURCHASE RIGHT

5.1      Notice of Exercising the Purchase Right. After the execution of this Agreement, WFOE may at any time notify the Domestic Company by written notice (the “Exercise Notice ”) to exercise the Purchase Right. The Exercise Notice shall state clearly (a) the decision of WFOE to exercise the Purchase Right; (b) the list of assets that WFOE decided to purchase from the Domestic Company; (c) the date of the purchase of the Assets.

5.2      Transfer of Assets. The Domestic Company shall, within five (5) business days after WFOE sends the Exercise Notice (the “Assets Transfer Date”), and pursuant to the instructions in such Exercise Notice, transfer the Assets to WFOE or Designated Person. The Domestic Company shall procure WFOE or Designated Person to be the only legal owner of the Assets, without any lien or encumbrances in any form, and shall assist in transferring the title of the Assets to WFOE or Designated Person through below procedures:

(a)       The Domestic Company shall execute an Assets Transfer Agreement (the “Assets Transfer Agreement”) on the same day of the execution of this Agreement. The Assets Transfer Agreement shall (i) be executed in the form and format given in the Exhibit 2 of this Agreement; and (ii) be made in two (2) duplicates. If WFOE nominates a Designated Person as the purchaser, the Parties agree to execute and deliver to WFOE all necessary documents and perform other actions reasonably requested by WFOE to ensure the transfer to such Designated Person.

(b)       The Domestic Company shall execute a Power of Attorney (the “ Domestic Company’s PoA ”) in the form of Exhibit 3 on the same day of the execution of this Agreement, to authorize WFOE (including WFOE and the Designated Person) to fill in the date and relevant information on the aforementioned Assets Transfer Agreement, and to authorize WFOE to keep such document.

(c)       The Domestic Company shall deliver to WOFE (i) bill of sale, endorsement, assign, and other due and adequate documents of assign and transfer which contain complete assurance of title, to grant WFOE or the Designated Person a due, absolute and marketable title of assets, without any lien or Encumbrances; and (ii) all other data in relation to the Assets and its operation.

(d)       When delivering the documents provided in above paragraph (c), the Domestic Company shall also take all measures to ensure the actual possession, operation and control of WFOE or the Designated Person over the Assets, including executing all other necessary agreements or documents, and obtaining all necessary government permits and approvals.

(e)       The Domestic Company shall pay all tax and expenses in relation to the transfer, assign, transmission and delivery of the Assets, including due and payable sales tax, transfer tax, filing fee, usage tax, registration fee, etc.

(f)        After the Assets Transfer Date, upon the request of WFOE or the Designated Person, the Domestic Company shall execute and deliver to WFOE or the Designated Person other documents of assign and transfer, and take other measures as reasonably requested by WFOE or the Designated Person, to facilitate the assign and transfer of the Assets to WFOE or the Designated Person, and ensure the possession by WFOE or the Designated Person of such Assets.

(g)       The Shareholder shall execute a shareholder’s resolution (the “ Shareholder’s Resolution ”) on the same day of the execution of this Agreement, to approve the transfer of the Assets to WFOE. The Shareholder’s Resolution shall (i) be executed in the form and format given in the Exhibit 1 of this Agreement; and (ii) be made in two (2) duplicates. If WFOE nominates a Designated Person as the purchaser, the Parties agree to execute and deliver to WFOE or Designated Person all necessary documents and perform other actions reasonably requested by WFOE or Designated Person to ensure the transfer to such Designated Person.

(h)       The Shareholder shall execute a Power of Attorney on the same day of the execution of this Agreement, to authorize WFOE (including WFOE and the Designated Person) to fill in the date and relevant information on the aforementioned Shareholder’s Resolution, and to authorize WFOE to keep such document.

(i)        The Parties hereto shall execute all other necessary agreements or documents, obtain all necessary government permits and approvals; take all other necessary measures to ensure the effective transfer of the ownership of the Assets to WFOE or Designated Person.

(j)       If all or part of the provisions of this Agreement or its exhibits are judged invalid in accordance with PRC laws or regulations, the Parties shall enter into other valid and effective agreement, resolution or document to achieve the same legal and economic effects as this Agreement.

6.        REPRESENTATIONS AND WARRANTIES

6.1      Reliance Confirmation. The Domestic Company hereby confirms that WFOE entered in to this Agreement entirely relying on the representations and warranties made under this Section 6.

6.2      Representations and Warranties. The Domestic Company represents and warrants to WFOE as follows:

(a)       The Domestic Company is a company legally registered and validly existing in accordance with the PRC laws and is competent and has obtained the relevant powers and authorizations for owning, operating and leasing its assets and properties and engaging in its current business. The Domestic Company has obtained all necessary and appropriate approvals and authorizations require for the execution and performance of this Agreement. The execution, delivery and performance of this Agreement will not (i) conflict with the articles of association, bylaws and other constitutional documents of the Domestic Company; (ii) conflict with any contract or document entered into by, and binding upon, the Transferor and the Domestic Company, or result in any default under such contract or document; (iii) be in contrary to any issuing and/or retaining condition of the licenses or permits issued to the Domestic Company; (iv) result in the revocation, seizure or appendance of additional conditions to any license or permit issued to the Domestic Company; and (v) breach any law of PRC.

(b)       The Domestic Company is competent in executing and performing this Agreement. The Domestic Company has obtained all necessary and appropriate approvals and authorizations require for the execution and performance of this Agreement.

(c)       This Agreement, subject to its terms, constitutes the Domestic Company’s legal, valid and binding obligations, and shall be enforceable against it.

(d)       To the best knowledge of the Domestic Company, and unless the Domestic Company discloses to the other Parties in writing, the Domestic Company is currently not involved in any disputes, litigations, arbitrations, administrative litigations or any other legal proceedings, and the Domestic Company is not constrained by any potential disputes, litigations, arbitrations, administrative litigations or any other legal proceedings;

(e)       Except for debts arising from the ordinary business of the Domestic Company and the debts already disclosed to, and approved in writing by, WFOE, the Domestic Company has no other outstanding debts;

(f)        Except for the exclusive purchase right granted to WFOE under this Agreement, the Domestic Company has not pledge, assign or by any other means dispose its Assets to any third party, unless within its ordinary course of business;

(g)       The Domestic Company is the sole legitimate and registered beneficial owner of the Assets; and

(h)       The Domestic Company has good and marketable title over the Assets with no lien or other security interests, except for the exclusive purchase right granted to WFOE under this Agreement.

6.3      Repeated Application. After the execution of this Agreement, the representations and warranties provided in Section 6.2 of this Agreement shall be continuously valid. Such representations and warranties shall be deemed as true and valid representations and warranties throughout the Term of this Agreement.

7.         AFFIRMATIVE COVENANTS

7.1       During the Term of this Agreement, the Domestic Company irrevocably undertakes as follows:

(a)       It shall prudently and effectively operate the business of the Domestic Company and handle the company’s matters, maintain the existence of the Domestic Company in line with good financial and commercial standard and practice;

(b)      The Domestic Company shall comply with the provisions of this Agreement, and shall not make any action or omission that may affect the existence or enforceability of this Agreement;

(c)       The Domestic Company shall immediately notify WFOE in writing of any litigation, arbitration or administrative proceedings related to the Assets upon such litigation, arbitration or administrative proceedings is initiated or is threatened to be initiated;

(d)      With regard to all claims other than the enforcement of this Agreement, the Domestic Company shall execute all necessary or appropriate documents, file all necessary or appropriate proceedings, make, or authorize WFOE or its Designated Persons upon WFOE’s request to make, all necessary or appropriate defense, and take any and all other necessary appropriate measures, to ensure the ownership of the Domestic Company in the Assets;

(e)       The Domestic Company shall immediately notify WFOE of any event which may possibly affect the entirety or enforceability of the Purchase Right of WFOE, or may possibly affect the obligation or security provided by the Domestic Company under this Agreement;

(f)       The Domestic Company shall not make any action or omission that may affect the operation and assets value of the Domestic Company during the Domestic Company’s ordinary operation of the entire business of the Domestic Company;

(g)      The Domestic Company shall provide relevant documents regarding the operation and financial conditions of the Domestic Company upon WFOE’s request;

(h)      If required by WFOE, the Domestic Company shall purchase and retain insurances for the assets and business of the Domestic Company with the insurance companies qualified by WFOE. The amount and type of insurances shall be consistent with those purchased by the companies of the same class;

(i)       The Domestic Company shall not distribute dividends to shareholders in any way without prior written consent of WFOE. However, upon the request of WFOE, the Domestic Company shall immediately distribute all distributable profit to the shareholders, after which such shareholders shall pay or transfer such distribution to WFOE or companies designated by WFOE unconditionally; and

(j)       In accordance with the request of WFOE and subject to the laws of China, appoint any Person designated by WFOE to be the legal representative, director or senior officers of the Domestic Company.

8.        NEGATIVE COVENANTS

8.1      During the Term of this Agreement, the Domestic Company irrevocably undertakes not to:

(a)       In any way, whether directly or indirectly, sell, contract to sell, transfer, charge or dispose the Assets, or set security interest against such Assets, except for selling or transferring to WFOE or its Designated Person in line with this Agreement;

(b)       Without prior written consent of WFOE, supplement, change or revise of the articles of association and bylaws, increment or decrement of registered capital, or change the share structure, of the Domestic Company in any way;

(c)       Without prior written consent of WFOE, assume, succeed, guarantee or accept any debt, except for (i) debts arising from ordinary or daily operation, which are not in the form of a loan; (ii) debts disclosed to and approved in writing by the Transferee;

(d)       Without prior written consent of WFOE, execute any material contract, except for those executed in the ordinary course of business;

(e)       Without prior written consent of WFOE, extend any loan or facility to any Person, except for those extended in the ordinary course of business;

(f)        Without prior written consent of WFOE, merge with or be acquired by any Person, or acquire or invest in any Person.

8.2       The Domestic Company agrees that the rights obtained by WFOE under this Agreement shall not be interrupted or impaired by any legal proceedings initiated by the Domestic Company, its successors or its representatives.

9.         INDEMNIFICATION

9.1       The Domestic Company hereby agrees to indemnify and hold harmless WFOE from any damage if WFOE incurs any damage due to below matters:

(a)       The Domestic Company makes false representations and warranties under this Agreement;

(b)       The Domestic Company breaches its undertakings under this Agreement; and

(c)       Any obligation or debt of the Domestic Company that becomes or is about to become mature and may affect the Assets, regardless of whether such obligation or debt is aggregated, absolute, contingent or in other form.

9.2      In this Agreement, Damages includes any claim, litigation, order, loss, cost, expense, (joint) liability, fine and damages, including legal fees arising from investigations or avoidance of investigation.

10.      FORCE MAJEURE

10.1    If any Party delays or fails to perform its obligation hereunder due to fire, strike, embargo, government requirement, military action, terrorist assault or terrorist threats, action of God or other exceptional situation that cannot be overcome or avoided by the Parties and cannot be foreseen by the Party alleged to be affected by such force majeure when entering this Agreement (each a “Force Majeure Event”), such Party shall not be liable. If a Force Majeure Event takes place, the Party being affected shall immediately notify the other Party; during the existence of the Force Majeure Event, the Party being affected shall suspend its performance of this Agreement, and the time for performance after the Force Majeure Event is ended for the Party being affected shall be extended accordingly, the period extended shall be equal to the period of the existence of the Force Majeure Event. The Party being affected shall notify the other Party in writing within fifteen (15) days after it becomes aware of such Force Majeure Event, to describe the nature of the Force Majeure Event and the estimated period it may last. Furthermore, the affected Party shall make commercially reasonable endeavor to reduce the impact of such Force Majeure Event.

11.      NOTICE

11.1    All the notices and other communications pursuant to this Agreement shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

(a)       Notices given in person, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt, refusal or returned for any reason at the address specified for notices.

(b)       Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

11.2    All the notices and other communications required by or sent pursuant to this Agreement shall be delivered to the following address or facsimile number of relevant Party by telegraph, facsimile or post:

(a)       If send to the Domestic Company:

Address: 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu

Telephone:

Attention: Qunhua Ding

(b)       If send to WFOE:

Address: 24/F, Building B-1, North Block of Wanda Plaza, No. 79 Wanbo Er Road, Panyu District, Guangzhou,

Telephone:

Attention: Jianqiang Hu

(c)       If send to Qunhua Ding:

Address: ******

Telephone:

Attention: ******

12.      TRANSFER AND ASSIGN

12.1    Unless with the prior written consent of WFOE, the Domestic Company has no right to transfer or assign any of its rights and obligations hereunder.

12.2    This Agreement shall be binding upon the Domestic Company and its successors and assigns permitted by WFOE, and is enforceable by WFOE and its successors and assigns.

12.3     If WFOE is restructured for whatever reason, upon the request of WFOE, the Domestic Company shall enter into a new agreement containing the content substantially same to the terms and conditions of this Agreement with the restructured WFOE.

13.       CONFIDENTIALITY

13.1     Each Party recognizes and confirms this Agreement, the content of this Agreement, and any and all oral and written information exchanged among them for the preparation and performance of this Agreement shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (a) is or becomes available to the public other than as a result of disclosure by the receiving Party in violation of this Contract, or (b) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (c) any information disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach.

13.2      This Section 13 shall survive the termination of this Agreement and remain in effect for two (2) years of such termination.

14.       GOVERNING LAW AND RESOLUTION OF DISPUTES

14.1     Governing Law. This Agreement, including the validity, rights and obligations of both Parties under this Agreement, shall be governed by and construed in accordance with the laws of China.

14.2     Dispute Resolution. The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement, including disputes related to the existence, validity, interpretation or termination (the “Dispute ”), through friendly consultations. If a Dispute is not resolved through friendly consultations within thirty (30) days from the date a Party gives the other Party written notice of the Dispute, then each Party may submit the dispute to Guangzhou Arbitration Commission for arbitration in accordance with then effective arbitration rules. The number of arbitrators shall be one. If the Parties reject the assignment of arbitrator within twenty (20) days after any Party gives the notice of arbitration, Guangzhou Arbitration Commission shall assign another arbitrator. The arbitration shall be conducted in Guangzhou in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

15.       AMENDMENT AND WAIVER

15.1     Amendment. Any amendment to this Agreement shall be made in writing, and only takes effect after the execution by all Parties hereunder. The amendments and supplements duly executed by all the Parties constitute an integral part of this Agreement, and have the same legal effectiveness as this Agreement.

15.2     No Implied Waivers. To protect the rights and interests of WFOE, when necessary, WFOE may exercise the rights under this Agreement at any time, as such rights are in addition to any right provided by law to WFOE. Unless expressly waived in writing by WFOE, the rights of WFOE shall not be waived. Any delay in exercising its rights by WFOE shall not constitute the waiver of such right.

16.       MISCELLANEOUS PROVISIONS

16.1     Further Assurances. On a legitimate and feasible basis, the Parties hereto agree to use all usable rights or powers and through reasonable endeavor to execute all necessary documents and do all such other things to ensure the completely, timely compliance and performance of the provisions and principles of this Agreement.

16.2     Entire Agreement. This Agreement constitutes the entire agreement reached among the Parties relating to the Option hereof, and supersedes in their entirety all prior written and oral agreements and understandings among the Parties relating to the subject matter hereof. The exhibits are incorporated into this Agreement through reference and constitute an integral part of this Agreement.

16.3     Termination. This Agreement shall enter into its effectiveness upon execution, and remain effective, unless terminated by WFOE at its own discretion by sending a thirty (30) days prior written notice to other Parties (the “Term”).

16.4     Severability and Replacement. If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected in any aspect. The Parties shall in good faith, endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties, to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

16.5     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any Party whose signature appears thereon, and all of which together shall constitute one and the same instrument. Counterparts delivered through email attachments or facsimile photocopies shall be deemed as effective deliveries.

16.6     Language. This Agreement is executed in the Chinese language.

(The remainder of this page left blank intentionally)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Guangzhou Wangxing Information Technology Co., Ltd.

Signatory:	/s/ Jianqiang Hu

Name: Jianqiang Hu

Title: Legal Representative

Chengdu Yunbu Internet Technology Co., Ltd.

Signatory:	/s/ Qunhua Ding

Name: Qunhua Ding

Title: Legal Representative

Qunhua Ding
/s/ Qunhua Ding

EXHIBIT 1

CHENGDU YUNBU INTERNET TECHNOLOGY CO., LTD.

SHAREHOLDER’S RESOLUTION

The undersigned, being all shareholder of Chengdu Yunbu Internet Technology Co., Ltd. (a limited liability company duly incorporated under PRC laws, hereinafter referred to as the “Company”) and in accordance with the authorization of the Articles of Association of the Company, hereby unanimously approves below resolutions:

IT IS RESOLVED that the Company is hereby authorized to enter into the Assets Transfer Agreement dated ____ ____, 20__ by and between the Company and WFOE and to perform all obligations thereunder; and

IT IS FURTHER RESOLVED that ________ is hereby authorized to execute all documents needed for applying for the government approval on the execution and performance of the Assets Transfer Agreement. In addition, such authorized person is authorized to do anything he considers appropriate and necessary, at his own discretion, for the intent and purpose of implementing this resolution.

IN WITNESS WHEREOF, the signatory signed above resolutions on the ___day of ___, 20__.

Jianqiang Hu

Qunhua Ding

EXHIBIT 2

Assets Transfer Agreement

This Assets Transfer Agreement (this “Agreement”) is made on the ___ day of ___, 20__, by and between:

A.       Chengdu Yunbu Internet Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China (the “ Seller ”) ; and

B.       Guangzhou Wangxing Information Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China (the “ Purchaser ”) .

Seller and Purchaser shall be hereinafter individually referred to as a “Party”; collectively, the “Parties”.

PREAMBLE

(A)      The Seller is a company specified in providing network technology, computer technology development, technical services; software development; electronic products, communication equipment, industrial automation control equipment technology development; technology intermediary services; electronic information technology services; animation design; power technology services; information system integration services; information technology consulting Services; data processing and storage services; sales: recreational equipment and entertainment supplies, cultural supplies (excluding books, newspapers, audiovisual products and electronic publications), electronic products, luggage, trinkets, small gifts (excluding licensed items), electrical equipment, arts and crafts (except ivory and its products), software, textiles and knitwear, clothing, stationery; ticketing agents; human resources agencies services (without relevant administrative permits, no business activities are allowed); organizing artistic exchange activities; literary and artistic creation; radio and television program production (without relevant administrative licenses, no business activities are allowed); value-added telecommunications business operations (without relevant administrative licenses, no business activities are allowed) (collectively, the “ Business ”).

(B)      The Seller has agreed to sell the assets of the Seller being used or to be used in the operation of its Business (the “ Assets ”), regardless of whether such Assets are the assets currently owned by the Seller, or owned by the Seller by the time the Purchaser exercise its exclusive Purchase Right. Such assets include all tangible or intangible assets, machines, devices, instrument and components, real estates, intellectual property, technical know-how, client list, seller list, and other articles which is capable to allow WFOE operate the Business in the same way as the Domestic Company, which are particularly suitable and mainly used for the operation of the Business; the Purchaser agrees to purchase the same.

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.         TRANSFER OF ASSETS

The Seller hereby agrees to sell all Assets and all related rights, title and interests in such Assets (as listed in Exhibit 1) without any encumbrances pursuant to the terms and conditions of this Agreement and the Exclusive Assets Purchase Agreement entered into by and between the Seller and Purchaser date ___ ___, 20__. The Purchaser hereby agrees to accept such transfer.

2.         TRANSFER PRICE

The Purchaser shall pay to the Seller or its representative the transfer price in an amount of RMB ________ (the “Transfer Price”).

3.         EXCLUSION OF LIABILITY

For the avoidance of doubt, the Purchaser shall not bear any liability in relation to below circumstances:

(a)       Assets existing at or before the closing of the transfer, including any undue or payable amount of the Seller in acquiring any of the Assets;

(b)       Any liability of default, negligence, breach of duty or other liability owed to third party due to the action, omission, negligence or default of the Seller and its employee, agent or representative; or

(c)       Any fee and expenses in relation to the Assets payable by the Seller.

4.         LIABILITY OF DEFAULT

Any Party shall be liable for all direct and indirect damages or losses arising from its breach of obligations under this Agreement.

5.         TRANSFER OF THE AGREEMENT

(a)        Unless with the prior written consent of the Purchaser, the Seller has no right to transfer or assign any of its rights and obligations hereunder.

(b)        This Agreement shall be binding upon the Seller and its successors and assigns permitted by Purchaser, and is enforceable by Purchaser and its successors and assigns.

(c)        If the Purchaser is restructured for whatever reason, upon the request of the Purchaser, the Seller shall enter into a new agreement containing the content substantially same to the terms and conditions of this Agreement with the restructured Purchaser.

6.         EFFECTIVENESS

This Agreement shall enter into its effectiveness upon execution.

7.        GOVERNING LAW

This Agreement, including its validity, rights and obligations of the Parties hereunder, shall be governed by and construed in accordance with the laws of the PRC.

8.         DISPUTE RESOLUTION

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement, including disputes related to the existence, validity, interpretation or termination (the “ Dispute ”), through friendly consultations. If a Dispute is not resolved through friendly consultations within thirty (30) days from the date a Party gives the other Party written notice of the Dispute, then each Party may submit the dispute to Guangzhou Arbitration Commission for arbitration in accordance with then effective arbitration rules. The number of arbitration shall be one. If the Parties reject the assignment of arbitrator within twenty (20) days after any Party gives the notice of arbitration, Guangzhou Arbitration Commission shall assign another arbitrator. The arbitration shall be conducted in Guangzhou in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

9.         LANGUAGE

This Agreement is executed in the Chinese language.

10.       MISCELLANEOUS PROVISIONS

Being reasonably requested by the Purchaser, the Seller agrees to execute and deliver other documents and take other measures to perform its obligations as the Seller under this Agreement, and perfect all transfer procedures and requirements.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any Party whose signature appears thereon, and all of which together shall constitute one and the same instrument. Counterparts delivered through email attachments or facsimile photocopies shall be deemed as effective deliveries.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SELLER: Chengdu Yunbu Internet Technology Co., Ltd.

Signatory:

Name: Qunhua Ding

Title: Legal Representative

PURCHASER: Guangzhou Baiguoyuan Information Technology Co., Ltd.

Signatory:

Name: Jianqiang Hu

Title: Legal Representative

EXHIBIT 3

Power of Attorney

WHEREAS:

Chengdu Yunbu Internet Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China (the “ Domestic Company ”), Qunhua Ding, an individual with PRC nationality, ID Card number * (the “ Transferor ”), and Guangzhou Wangxing Information Technology Co., Ltd., a validly existing limited liability company duly incorporated under the PRC laws, with its registered address at X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China (the “ WFOE ”) have entered into an Exclusive Assets Purchase Agreement on [  ], 2019 (the “ Exclusive Assets Purchase Agreement ”).

THEREFORE:

The Domestic Company hereby irrevocably authorizes WFOE (including WFOE and its Designated Person) to fill in the date and relevant information in the Assets Transfer Agreement under the Exclusive Assets Purchase Agreement, and authorizes WFOE to retain such document.

The Shareholder hereby irrevocably authorized WFOE (including WFOE and its Designated Person) to fill in the date and relevant information in the Shareholder’s Resolution under the Exclusive Assets Purchase Agreement, and authorizes WFOE to retain such document.

This Power of Attorney shall become continuously effective from ___ ___, 20__ and shall not be revoked.

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 This page being the execution page of the Power of Attorney.

DOMESTIC COMPANY: Chengdu Yunbu Internet Technology Co., Ltd.

Signatory:

Name: Qunhua Ding

Title: Legal Representative

SHAREHOLDER: Qunhua Ding

 (Signature)